Exhibit 10.1

AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT, dated as of September 25, 2008 (this “Amendment”), is entered into by and among China Nutrifruit Group Limited (formerly known as Fashion Tech International, Inc.), a Nevada corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company and the Investors (including the Purchaser) are parties to that certain Securities Purchase Agreement, dated as of August 14, 2008 (the “Securities Purchase Agreement”); and

WHEREAS, the parties to the Securities Purchase Agreement wish to amend certain provisions of the Securities Purchase Agreement; and

WHEREAS, Section 6.4 of the Securities Purchase Agreement provides that no provision of the Securities Purchase Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares subscribed for by Investors (excluding any Investors that are Affiliates of the Company);

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1.   Amendment.  The parties hereto agree that the Securities Purchase Agreement shall be amended as set forth in this Section 1.1.

(a)

The definition of “Outside Date” under Section 1.1 is hereby amended and restated in its entirety as follows:

“Outside Date” means the sixtieth (60th) calendar day (if such calendar day is a Trading Day and if not, then the first Trading Day following such sixtieth (60th) calendar day) following the date of this Agreement.

(b)

Section 4.2(a) is hereby amended and restated in its entirety as follows:

“4.2 Registration Obligation.

(a)    The Company shall file a registration statement as soon as commercially reasonable, but in any event within sixty (60) days (if such calendar day is a Trading Day and if not, then the first Trading Day following such sixtieth (60th) calendar day) of the Closing Date, on Form S-1, or such other form that is appropriate, covering the resale of the Shares.  The Company shall file a registration statement as soon as commercially reasonable, but in any event within forty-five (45) days (if such calendar day is a Trading Day and if not, then the first Trading Day following such forty-fifth (45th) calendar day) of the date the 2009 Make Good Shares or 2010 Make Good Shares, as applicable, are issuable to Investors, on Form S-1, or such other form that is appropriate, covering the resale of the, the 2009 Make Good Shares and the 2010 Make Good Shares, as applicable.”

SECTION 1.2.   Full Force and Effect.  For the avoidance of doubt, all other provisions of the Securities Purchase Agreement shall remain in full force and effect.

ARTICLE II

MISCELLANEOUS

SECTION 2.1.   Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.2.   Entire Agreement. This Amendment along with the Securities Purchase Agreement and the other Transaction Documents contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

SECTION 2.3.   Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

CHINA NUTRIFRUIT GROUP LIMITED

By: /s/ Jinglin Shi Name: Jinglin Shi Title: Chief Executive Officer

THE PURCHASERS HOLDING A MAJORITY OF SHARES SUBSCRIBED BY THE INVESTORS AS OF AUGUST 14, 2008

Signature Page to the Amendment to SPA